 Back to Form 10-Q
Exhibit 10.10

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

AHCA CONTRACT NO. FA905
AMENDMENT NO. 5

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and HEALTHEASE OF FLORIDA, INC., hereinafter referred to as the "Vendor," or “Health Plan,” is hereby amended as follows:

1.	Standard Contract, Section III., Item E., Name, Mailing and Street Address of Payee, sub-items 1. and 2., are hereby deleted and replaced as follows:

1.	The name (Vendor name as shown on Page 1 of this Contract) and mailing address of the official payee to whom the payment shall be made:

Healthease of Florida, Inc.
P.O. Box 31379
Tampa, FL 33634

2.	The name of the contact person and street address where financial and administrative records are maintained:

Thomas Tran
Healthease of Florida, Inc.
8735 Henderson Road
Tampa, FL 33634

2.	Attachment II, Core Contract Provisions, Section I, Definitions and Acronyms, Item A., Definitions, the following definitions are hereby included or amended to now read as follows:

Avatar — In relation to Section XI, Information Management Systems, Item K., Social Networking:  A small graphic or pseudonym used on a website that identifies the person logging in.

Blog (Web Blog) — In relation to Section XI, Information Management Systems, Item K., Social Networking: A type of website, usually maintained by an individual with regular entries of commentary, descriptions of events, or other material such as graphics or video.  Entries are commonly displayed in reverse-chronological order.

Broadcast — In relation to Section XI, Information Management Systems, Item K., Social Networking: Video, audio, text, or email messages transmitted through an internet, cellular or wireless network for display on any device.

Direct Submitter (FFS PSNs Only) — A Medicaid fee-for-service provider that has been authorized by the fee-for-service Health Plan to submit electronic claims directly to the Agency’s Medicaid fiscal agent for payment without requiring such claims to be submitted by the provider to the Health Plan for individual authorization and subsequent submission by that FFS Health Plan to the Medicaid fiscal agent.  The FFS Health Plan must submit direct submitter authorization requests, in writing, to its Health Systems Development contract manager in order for such providers to be processed by the Medicaid fiscal agent for direct submitter inclusion.  The payment reconciliation process specified in Attachment II, Section XIII, Method of Payment, includes claims submitted by direct submitters.

AHCA Contract No. FA905, Amendment No. 5, Page 1 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Excluded Parties List System (EPLS) — The Excluded Parties List System (EPLS) is a federal database containing information regarding entities debarred, suspended, proposed for debarment, excluded or disqualified under the nonprocurement common rule, or otherwise declared ineligible from receiving federal contracts, certain subcontracts, and certain federal assistance and benefits.

Friends/Followers — In relation to Section XI, Information Management Systems, Item K., Social Networking: Persons that choose to interact through online social networks by creating accounts or pages and proactively connecting with others.

Interactions — In relation to Section XI, Information Management Systems, Item K., Social Networking: Conversational exchange of messages.

Overpayment — Overpayment defined in accordance with s. 409.913, F.S., includes any amount that is not authorized to be paid by the Medicaid program whether paid as a result of inaccurate or improper cost reporting, improper claiming, unacceptable practices, fraud, abuse, or mistake.

Protected Health Information (PHI) — For purposes of this Attachment, protected health information shall have the same meaning and effect as defined in 45 CFR 160 and 164, limited to the information created, received, maintained or transmitted by the Health Plan from, or on behalf of the Agency.

Social Networking Applications — In relation to Section XI, Information Management Systems, Item K., Social Networking: Web-based services (excluding the Health Plan’s State-mandated website content, member portal, and provider portal) that provide a variety of ways for users to interact, such as email, comment posting, image sharing, invitation and instant messaging services.

Static Content — In relation to Section XI, Information Management Systems, Item K., Social Networking: Copy written by the Health Plan or taken from an outside authoritative source for web posting, for any period of time, shall be defined as Static Content and considered member materials under Attachment II, Section IV, Enrollee Services, Community Outreach and Marketing, Item A., Enrollee Services, of this Contract.  Static content does not include individualized emails or status messages.

Tags/Tagging — In relation to Section XI, Information Management Systems, Item K., Social Networking: Placing personal identification information within a picture or video.  Tags generally are presented as hovering links to additional information about the individual identified.

Username — In relation to Section XI, Information Management Systems, Item K., Social Networking: An identifying pseudonym associating the author to messages or content generated.

AHCA Contract No. FA905, Amendment No. 5, Page 2 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

3.	Attachment II, Core Contract Provisions, Section II, General Overview, Item D., General Responsibilities of the Health Plan, sub-item 4.a. is hereby amended to now read as follows:

a.	The Health Plan shall provide written materials for Agency review as follows unless specified elsewhere in the Contract:

(1)	Third party administrator subcontracts for FFS PSNs to BMHC at least ninety (90) calendar days before the effective date of the subcontract or change;

(2)	Managed Behavioral Health Organization subcontracts to BMHC at least forty-five (45) calendar days before the effective date of the subcontract or change; and

(3)	Other written materials to BMHC at least forty-five (45) calendar days before the effective date of the material or change.

4.
Attachment II, Core Contract Provisions, Section III, Eligibility and Enrollment, Item C., Disenrollment, sub-item 4., Involuntary Disenrollment Requests, is hereby amended to include sub-item a.(3) as follows:

(3)	Falsification of prescriptions by an enrollee. In such cases the Health Plan shall report the event to MPI.

5.
Attachment II, Core Contract Provisions, Section IV, Enrollee Services, Community Outreach and Marketing, Item A., Enrollee Services, sub-item 6.a.(12) is hereby amended to change the telephone number to (850) 412-4502.

6.	Attachment II, Core Contract Provisions, Section IV, Enrollee Services, Community Outreach and Marketing, Item A., Enrollee Services, sub-item 6.a.(23) is hereby amended to now read as follows:

(23)	Procedures for reporting fraud, abuse and overpayment that includes the following specific language:

(a)
To report suspected fraud and/or abuse in Florida Medicaid, call the Consumer Complaint Hotline toll-free at 1-888-419-3456 or complete a Medicaid Fraud and Abuse Complaint Form, which is available online at: https://apps.ahca.myflorida.com/InspectorGeneral/fraud_complaintform.aspx;

(b)
If you report suspected fraud and your report results in a fine, penalty, or forfeiture of property from a doctor or other health care provider, you may be eligible for a reward through the Attorney General’s Fraud Rewards Program (toll-free 1-866-966-7226 or 850-414-3990).  The reward may be up to twenty-five percent (25%) of the amount recovered, or a maximum of $500,000 per case (Florida Statutes Chapter 409.9203). You can talk to the Attorney General’s Office about keeping your identity confidential and protected.

AHCA Contract No. FA905, Amendment No. 5, Page 3 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

7.	Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, sub-item 2.e. is hereby amended to now read as follows:

e.
The Health Plan shall cover fluoride treatment by a physician or a dentist for children/adolescents even if the Health Plan does not provide dental coverage.  Fluoride varnish application in a physician’s office is limited to children up to three and one half (3 ½) years (42 months) of age.

8.
Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, sub-item 8., Out of Plan Use of Non-Emergency Services, the third sentence is hereby amended to now read as follows:

Written follow-up documentation of the approval must be provided to the out-of-network provider within one (1) business day after the approval.

9.	Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, sub-item 16.j. is hereby amended to now read as follows:

j.
Capitated Health Plans shall submit behavioral health pharmacy encounter data if behavioral health is a Health Plan covered service, to the BMHC secure file transfer protocol site in a format supplied by the Agency on an on-going quarterly schedule, as specified in Attachment II, Section XII, Reporting Requirements and the Health Plan Report Guide.

10.	Attachment II, Core Contract Provisions, Section V, Covered Services, Item H., Coverage Provisions, is hereby amended to include sub-item 16.I. as follows:

I.
Capitated health plans may have a pharmacy lock-in program that conforms to the requirements in the Medicaid Prescribed Drug Services Coverage, Limitations and Reimbursement Handbook, provided it is submitted in writing to BMHC and approved by the Agency in advance of implementation.

11.	Attachment II, Core Contract Provisions, Section VII, Provider Network, Item B., Network Standards, sub-item 3.c. is hereby amended to include the following:

The Health Plan shall not deny claims for services delivered by these providers solely based on the period between the date of service and the date of clean claim submission, unless that period exceeds three-hundred and sixty-five (365) calendar days, and shall be reimbursed by the Health Plan at the rate negotiated between the Health Plan and the public provider or the applicable Medicaid fee-for-service rate.  The Medicaid FFS rate is the standard Medicaid fee schedule rate or the CHD cost-based rate as specified by the County Health Department Clinic Services Coverage and Limitations Handbook for applicable rates.

12.	Attachment II, Core Contract Provisions, Section VII, Provider Network, Item H., Credentialing and Recredentialing, sub-item 2.c.(2) is hereby amended to now read as follows:

(2)
The Health Plan shall not contract with any provider who has a record of illegal conduct; i.e., found guilty of, regardless of adjudication, or who entered a plea of nolo contendere or guilty to any of the offenses listed in s. 435.04, F.S.;

AHCA Contract No. FA905, Amendment No. 5, Page 4 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

13.	Attachment II, Core Contract Provisions, Section VII, Provider Network, Item H., Credentialing and Recredentialing, is hereby amended to now include sub-item 8. as follows:

8.
The Health Plan shall submit disclosures and notifications to the federal Department of Health and Human Services (DHHS) Office of the Inspector General (OIG) and to MPI in accordance with s. 1128, s. 1156, and s. 1892, of the Social Security Act, 42 CFR 455.106, 42 CFR 1002.3, and 42 CFR 1001.1, as described in Section X, E.,11., Fraud and Abuse Prevention, of this Contract.

14.	Attachment II, Core Contract Provisions, Section VIII, Quality Management, Item A., Quality Improvement, sub-item 3.a.(7) is hereby deleted in its entirety and replaced with the following:

(7)	PIP Documentation

(a)	PIP Proposal

(i)	Within ninety (90) calendar days after initial Contract execution, the Health Plan shall submit to the BMHC, in writing, a proposal for each planned PIP.

(ii)
Each PIP proposal shall be submitted using the most recent version of the EQRO PIP validation form.  The EQRO PIP validation form may be obtained from the following website: www.myfloridaeqro.com/. Instructions for using the form to submit PIP proposals and updates may be obtained from the BMHC.

(iii)	Activities 1 through 6 of the EQRO PIP validation form must be addressed in the PIP proposal.

(iv)	In the event the Health Plan elects to modify a portion of the PIP proposal after initial Agency approval, a written request to do so must be submitted to the BMHC.

(b)	Annual PIP Submission

(i)	The Health Plan shall submit on-going PIPs annually by August 1st to the BMHC for review and approval.

(ii)
The Health Plan shall update the EQRO PIP validation form in its annual submission to reflect the Health Plan’s progress. The Health Plan is not required to transfer on-going PIPs to a new, updated EQRO form.

(iii)
The Health Plan shall submit the BMHC-approved EQRO PIP validation form to the EQRO upon its request for validation.  The Health Plan shall not make changes to the BMHC-approved PIP being submitted to the EQRO unless expressly permitted by the BMHC in writing.

15.
Attachment II, Core Contract Provisions, Section VIII, Quality Management, Item A., Quality Improvement, sub-item 4.a., Cultural Competency Plan, the third sentence is hereby amended to now read as follows:

The CCP shall be updated annually and submitted to BMHC by June 1st for approval for implementation by September 1st of each Contract year.

AHCA Contract No. FA905, Amendment No. 5, Page 5 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

16.	Attachment II, Core Contract Provisions, Section IX, Grievance System, Item A., General Requirements, sub-item 8. is hereby amended to now read as follows:

8.
The Health Plan shall keep a log of complaints that do not become grievances, including date, complainant and enrollee name(s), nature of complaint, description of resolution and final disposition. The Health Plan shall submit this report upon request of the Agency.

17.	Attachment II, Core Contract Provisions, Section IX, Grievance System, Item E., Resolution and Notification, sub-item 7.c.(4) is hereby amended to change the telephone number to (850) 412-4502.

18.	Attachment II, Core Contract Provisions, Section X, Administration and Management, Item B., Staffing, is hereby amended to include sub-item 2.m. as follows:

m.
Social Networking Administrator:  If the Health Plan elects to use social networking, the Health Plan shall have a Social Networking Administrator, who may hold another position, but is ultimately responsible for policy development, implementation and oversight of all social networking activities.

19.	Attachment II, Core Contract Provisions, Section X, Administration and Management, Item E., Fraud and Abuse Prevention, is hereby deleted and replaced in its entirety as follows:

                E.     Fraud and Abuse Prevention

1.
The Health Plan shall establish functions and activities governing program integrity in order to reduce the incidence of fraud and abuse and shall comply with all state and federal program integrity requirements, including but not limited to the applicable provisions of the Social Security Act, ss. 1128, 1902, 1903, and 1932; 42 CFR 431, 433, 434, 435, 438, 441, 447, 455; 45 CFR Part 74; Chapters 409, 414, 458, 459, 460, 461, 626, 641 and 932, F.S., and 59A-12.0073, 59G and 69D-2, FAC.

2.
The Health Plan’s compliance officer as described in Attachment II, Section X, Administration and Management, Item B., Staffing, sub-item 2.j., shall have unrestricted access to the Health Plan’s governing body for compliance reporting, including fraud and abuse and overpayment.

3.
The Health Plan shall have adequate staffing and resources to enable the compliance officer to investigate unusual incidents and develop and implement corrective action plans relating to fraud and abuse and overpayment.

a.	The Health Plan shall establish and maintain a fraud investigative unit to investigate possible acts of fraud, abuse or overpayment, or may subcontract such functions.

b.
If a Health Plan subcontracts for the investigation of fraudulent claims and other types of program abuse by enrollees or service providers, the Health Plan shall file the following with the Bureau of Medicaid Program Integrity (MPI) for approval at least sixty (60) calendar days before subcontract execution:

(1)	The names, addresses, telephone numbers, e-mail addresses, and fax numbers of the principals of the entity with which the Health Plan wishes to subcontract;

AHCA Contract No. FA905, Amendment No. 5, Page 6 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

(2)	A description of the qualifications of the principals of the entity with which the Health Plan wishes to subcontract; and

(3)	The proposed subcontract.

c.	The Health Plan shall submit to MPI such executed subcontracts, attachments, exhibits, addendums or amendments thereto, within thirty (30) calendar days after execution.

d.	The Health plan shall notify MPI and provide a copy of any corporate integrity or corporate compliance agreements within thirty (30) calendar days after execution of such agreements.

e.
The Health Plan shall notify MPI and provide a copy of any corrective action plans required by the Department of Financial Services (DFS) and/or federal governmental entities, excluding AHCA, within thirty (30) calendar days after execution of such plans.

4.
The Health Plan’s written fraud and abuse prevention program shall have internal controls and policies and procedures in place that are designed to prevent, reduce, detect, correct and report known or suspected fraud and abuse activities.

5.
The Health Plan shall submit its compliance plan, anti-fraud plan, and its fraud and abuse policies and procedures, or any changes to these items, to MPI for written approval at least forty-five (45) calendar days before those plans and procedures are implemented.

a.     At a minimum the compliance plan shall include:

(1)	Written policies, procedures and standards of conduct that articulate the Health Plan’s commitment to comply with all applicable federal and state standards;

(2)	The designation of a compliance officer and a compliance committee accountable to senior management;

(3)	Effective training and education of the compliance officer and the Health Plan’s employees

(4)	Effective lines of communication between the compliance officer and the Health Plan’s employees;

(5)	Enforcement of standards through well-publicized disciplinary guidelines;

(6)	Provision for internal monitoring and auditing; and

(7)	Provisions for prompt response to detected offenses and for development of corrective action initiatives.

AHCA Contract No. FA905, Amendment No. 5, Page 7 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

b.	At a minimum, the Health Plan shall submit its anti-fraud plan to MPI annually on July 1st. The anti-fraud plan shall comply with s. 409.91212, F.S., and, at a minimum, shall include:

(1)	A written description or chart outlining the organizational arrangement of the Health Plan’s personnel who are responsible for the investigation and reporting of possible overpayment, abuse, or fraud;

(2)	A description of the Health Plan’s procedures for detecting and investigating possible acts of fraud, abuse, and overpayment;

(3)	A description of the Health Plan’s procedures for the mandatory reporting of possible overpayment, abuse, or fraud to MPI;

(4)	A description of the Health Plan’s program and procedures for educating and training personnel on how to detect and prevent fraud, abuse, and overpayment;

(a)	At a minimum, training shall be conducted within thirty (30) calendar days of new hire and annually thereafter;

(b)	The Health Plan shall have a methodology to verify training occurs as required; and

(c)	The Health Plan shall also include deficit reduction act requirements in the training curriculum.

(5)	The name, address, telephone number, e-mail address, and fax number of the individual responsible for carrying out the anti-fraud plan; and

(6)	A summary of the results of the investigations of fraud, abuse, or overpayment which were conducted during the previous year by the Health Plan’s fraud investigative unit.

c.	At a minimum, the Health Plan’s compliance plan, anti-fraud plan, and fraud and abuse policies and procedures shall comply with s. 409.91212, F.S., and with the following:

(1)	Ensure that all officers, directors, managers and employees know and understand the provisions;

(2)
Include procedures designed to prevent and detect potential or suspected fraud and abuse in the administration and delivery of services under this Contract.  Nothing in this Contract shall require that the Health Plan assure that non-participating providers are compliant with this Contract, but the Health Plan is responsible for reporting suspected fraud and abuse by non-participating providers when detected;

(3)
Describe the Health Plan’s organizational arrangement of anti-fraud personnel, their roles and responsibilities, including a description of the internal investigational methodology and reporting protocols;

AHCA Contract No. FA905, Amendment No. 5, Page 8 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

(4)	Incorporate a description of the specific controls in place for prevention and detection of potential or suspected fraud and abuse, including, but not limited to:

(a)	Claims edits;

(b)	Post-processing review of claims;

(c)	Provider profiling, credentialing, and recredentialing, including a review process for claims and encounters that shall include providers and non-participating providers:

(i)	Who demonstrate a pattern of submitting falsified encounter data or service reports;

(ii)	Who demonstrate a pattern of overstated reports or up-coded levels of service;

(iii)	Who alter, falsify or destroy clinical record documentation;

(iv)	Who make false statements relating to credentials;

(v)	Who misrepresent medical information to justify enrollee referrals;

(vi)	Who fail to render medically necessary covered services they are obligated to provide according to their provider contracts;

(vii) Who charge enrollees for covered services; and

(viii) Who bill for services not rendered;

(d)	Prior authorization;

(e)	Utilization management;

(f)	Subcontract and provider contract provisions;

(g)	Provisions from the provider and the enrollee handbooks; and

(h)	Standards for a code of conduct;

(5)	Contain provisions pursuant to this section for the confidential reporting of Health Plan violations to MPI and other agencies as required by law;

(6)	Include provisions for the investigation and follow-up of any reports;

(7)	Ensure that the identities are protected for individuals reporting in good faith alleged acts of fraud and abuse;

(8)
Require all suspected or confirmed instances of internal and external fraud and abuse relating to the provision of, and payment for, Medicaid services including, but not limited to, Health Plan employees/management, providers, subcontractors, vendors, delegated entities, or enrollees under state and/or federal law be reported to MPI within fifteen (15) calendar days of detection.  Additionally, any final resolution reached by the Health Plan shall include a written statement that provides notice to the provider or enrollee that the resolution in no way binds the State of Florida nor precludes the State of Florida from taking further action for the circumstances that brought rise to the matter;

AHCA Contract No. FA905, Amendment No. 5, Page 9 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

(9)	Ensure that the Health Plan and all providers and subcontractors, upon request and as required by state and/or federal law, shall:

(a)
Make available to all authorized federal and state oversight agencies and their agents, including but not limited to the Agency, the Florida Attorney General, and DFS any and all administrative, financial and medical records and data relating to the delivery of items or services for which Medicaid monies are expended; and

(b)
Allow access to all authorized federal and state oversight agencies and their agents, including but not limited to the Agency, the Florida Attorney General, and DFS to any place of business and all medical records and data, as required by state and/or federal law. Access shall be provided during normal business hours, except under special circumstances when the Agency, the Florida Attorney General, and DFS shall have after-hours admission.  The Agency and the Florida Attorney General shall determine the need for special circumstances;

(10)	Ensure that the Health Plan shall cooperate fully in any investigation by federal and state oversight agencies and any subsequent legal action that may result from such an investigation;

(11)	Ensure that the Health Plan does not retaliate against any individual who reports violations of the Health Plan’s fraud and abuse policies and procedures or suspected fraud and abuse;

(12)	Not knowingly have affiliations with individuals debarred or excluded by federal agencies under ss. 1128 and 1128A of the Social Security Act and 42 CFR 438.610;

(13)
Check monthly the federal List of Excluded Individuals and Entities (LEIE), or its equivalent, and the federal Excluded Parties List System (EPLS) to identify excluded parties during the process of engaging the services of new employees, subcontractors and providers and during renewal of agreements and recredentialing.  The Health Plan shall not engage the services of an entity that is in nonpayment status or is excluded from participation in federal health care programs under ss. 1128 and 1128A of the Social Security Act;

(14)	Provide details and educate employees, subcontractors and providers about the following as required by s. 6032 of the federal Deficit Reduction Act of 2005:

(a)	The False Claim Act;

AHCA Contract No. FA905, Amendment No. 5, Page 10 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

(b)	The penalties for submitting false claims and statements;

(c)	Whistleblower protections;

(d)	The law’s role in preventing and detecting fraud, waste and abuse;

(e)	Each person’s responsibility relating to detection and prevention; and

(f)	The toll-free state telephone numbers for reporting fraud and abuse.

6.	The Health Plan shall query its potential non-provider subcontractors before contracting to determine whether the subcontractor has any existing or pending contract(s)
with the Agency and, if any, notify MPI

7.
In accordance with s. 6032 of the federal Deficit Reduction Act of 2005, the Health Plan shall make available written fraud and abuse policies to all employees.  If the Health Plan has an employee handbook, the Health Plan shall include specific information about s. 6032, the Health Plan’s policies, and the rights of employees to be protected as whistleblowers.

8.	The Health Plan shall comply with all reporting requirements as set forth below; and in s. 409.91212, F.S.; Attachment II, Section XII, Reporting Requirements; and the Health Plan Report Guide.

a.	The Health Plan shall report on a quarterly basis a comprehensive fraud and abuse prevention activity report regarding its investigative, preventive, and detective activity efforts.

b.
The Health Plan shall, by September 1st of each year, report to MPI its experience in implementing an anti-fraud plan, and, on conducting or subcontracting for investigations of possible fraudulent or abusive acts during the prior state fiscal year.  The report must include, at a minimum:

(1)	The dollar amount of health plan losses and recoveries attributable to overpayment, abuse and fraud; and

(2)	The number of health plan referrals to MPI.

9.	The Health Plan shall meet with the Agency periodically, at the Agency’s request, to discuss fraud, abuse, neglect and overpayment issues.

10.
Notwithstanding any other provisions related to the imposition of sanctions or fines in this Contract, including any attachments, exhibits, addendums or amendments hereto, if the Health Plan fails to comply with the requirements of s. 409.91212, F.S., the Agency shall impose those administrative fines set forth in s. 409.91212(5) and (6), F.S.

11.
The Health Plan shall notify DHHS OIG and MPI within ten (10) business days of discovery of individuals who have met the conditions giving rise to mandatory or permissive exclusions per s. 1128, s. 1156, and s.1892 of the Social Security Act, 42 CFR 455.106, 42 CFR 1002.3, and 42 CFR 1001.1.

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract
AHCA Contract No. FA905, Amendment No. 5, Page 11 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

a.	In accordance with 42 CFR 455.106, the Health Plan shall disclose to DHHS OIG, with a copy to MPI within ten (10) business days after discovery, the identity of any person who:

(1)	Has ownership or control interest in the Health Plan, or is an agent or managing employee of the Health Plan; and

(2)	Has been convicted of a criminal offense related to that person's involvement in any program under Medicare, Medicaid, or the Title XX services program since the inception of those programs.

b.
In addition to the disclosure required under 42 CFR 455.106, the Health Plan shall also disclose to DHHS OIG with a copy to MPI within ten (10)  business days after discovery, the identity of any person described in 42 CFR 1002.3 and 42 CFR 1001.1001(a)(1), and to the extent not already disclosed, to additionally disclose any person who:

(1)	Has ownership or control interest in a Health Plan network provider, or subcontractor, or is an agent or managing employee of a Health Plan network provider or subcontractor; and

(2)
Has been convicted of a crime as identified in s. 1128 of the Social Security Act and/or conviction of a crime related to that person's involvement in any program under Medicare, Medicaid, or the Title XX services program since the inception of those programs;

(3)	Has been denied initial entry into the Health Plan’s network for program integrity-related reasons; or

(4)
Is a provider against whom the Health Plan has taken any action to limit the ability of the provider to participate in the Health Plan’s provider network, regardless of what such an action is called.  This includes, but is not limited to, suspension actions, settlement agreements and situations where an individual or entity voluntarily withdraws from the program or Health Plan provider network to avoid a formal sanction.

c.
The Health Plan shall submit the written notification referenced above to DHHS OIG via email to:  floridaexclusions@oig.hhs.gov and copy MPI via email to:  mpifo@ahca.myflorida.com.  Document information examples include but are not limited to court records such as indictments, plea agreements, judgments, and conviction/sentencing documents.

d.	In lieu of an email notification, a hard copy notification is acceptable to DHHS OIG at:

Attention:  Florida Exclusions
Office of the Inspector General
Office of Investigations
7175 Security Boulevard, Suite 210
Baltimore, MD 21244

AHCA Contract No. FA905, Amendment No. 5, Page 12 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

With a copy to MPI at:

Attention:  Florida Exclusions
Office of the Inspector General
Medicaid Program Integrity
2727 Mahan Drive, M.S. #6
Tallahassee, FL 32308-5403

20.	Attachment II, Core Contract Provisions, Section XI, Information Management and Systems, is hereby amended to include Item K., Social Networking as follows:

                K.  Social Networking

This section provides requirements for policy development, permitted uses of applications and acceptable content for social networking.  If the Health Plan chooses to use social networking applications/tools in its Medicaid line of business, these contract requirements apply to it and all communications by the Health Plan or its subcontractors with enrollees, providers and website requirements, when conducted through social networking applications.

1.	General Requirements

a.
The Health Plan shall establish a social networking administrator, who can hold another position, but is ultimately responsible for the Health Plan’s policy development, implementation and oversight of all social networking activities.

b.
The Health Plan shall develop and maintain written social networking policies and procedures and a social networking monitoring plan in accordance with this Contract.  The policies and procedures shall include a statement of purpose/general information stating how the Health Plan uses social networking; for example, customer service, community outreach or notifications to enrollees and/or providers.  The social networking monitoring plan shall be developed in accordance with sub-item 5., Monitoring, of this section.

(1)
The Health Plan shall submit these policies, procedures and monitoring plan, including the intended uses and all initial social networking site static, distributed or broadcast content to BMHC for approval sixty (60) calendar days prior to the launch of any new social networking application.

(a)	Changes in social networking usage and/or content must be submitted to BMHC for approval sixty (60) calendar days prior to the effective date of the change.

(b)
The Health Plan shall evaluate and annually submit these policies, procedures and monitoring plan, including social networking site content to BMHC each September 1st.  However, if the policies, procedures or monitoring plan have been approved by BMHC within six (6) months prior to the annual evaluation/submission above, and are unchanged from the previous Contract year, the Health Plan shall submit an attestation to BMHC that the prior year’s social networking policies, procedures and monitoring plan are still in place.

AHCA Contract No. FA905, Amendment No. 5, Page 13 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

(2)
The policies and procedures must include the requirement that, when using social networking applications, the protection of PHI and all HIPAA Privacy Rule-related information must be maintained and monitored.  The Health Plan shall ensure that social networking records are maintained in accordance with this Contract, for the purposes of monitoring of this requirement.

(3)
The social networking policies and procedures shall identify management resources, internal teams, external management resources (subcontractors) and human resources needed or used to monitor usage, analyze information trends and prepare responses for the public or private individuals/organizations.

(4)
The social networking policies and procedures shall specify record retention requirements in accordance with this Contract, and include those records kept of each update and who is responsible for the update as it occurs, updates, communications or messages posted, with identifying handle or representative code in order to specify which Health Plan employee has issued the communication.

c.
The Health Plan shall develop and maintain a social networking matrix that identifies staff and subcontractors participating in social networking activities on behalf of the Health Plan.  The Health Plan shall provide the Agency with unrestricted access to this matrix upon request.  This matrix shall be updated within one (1) business day of any change and include the following information for each person:

(1)	The social networking application name; for example, MySpace, Twitter, Facebook, Nixle.com, etc.;

(2)	First and last name of the individual;

(3)	Username (if applicable);

(4)	Email address;

(5)	Password; and

(6)	Description of the social networking role, responsibility usage and control.

d.
The Health Plan shall provide to its employees instruction and training on this Contract and the Health Plan’s social networking policies and procedures before using social networking applications on behalf of the Health Plan.

e.	The Health Plan is vicariously liable for any social networking violations of its employees, agents, vendors or subcontractors.

(1)
In addition to any other sanctions available in Attachment II, Section XIV, Sanctions, any violations of this section shall subject the Health Plan to administrative action by the Agency as determined by the Agency. The Health Plan may dispute any such administrative action pursuant to Attachment II, Section XVI, Terms and Conditions, Item I., Disputes.

AHCA Contract No. FA905, Amendment No. 5, Page 14 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

(2)
The Health Plan shall report to BMHC any Health Plan staff who violates any requirements of the social networking policies and procedures or of this Contract within fifteen (15) calendar days of knowledge of such violation.

f.	The Health Plan shall comply with copyright and intellectual property law and shall reference or cite sources appropriately on all social networking sites.

g.
In addition to all other review and monitoring aspects of this Contract, the Agency reserves the right to monitor or review the Health Plan’s monitoring of all social networking activity without notice.

h.
The Health Plan shall ensure its social networking applications and sites comply with the community outreach and marketing requirements specified in Attachment II, Section IV, Enrollee Services, Community Outreach and Marketing, Item B., Community Outreach and Marketing, of this Contract.

2.	Social Networking Applications

a.	The following social networking applications or media communications are permitted by the Agency upon its written approval:

(1)	Micro-blogging/Presence applications: Twitter, Plurk, Tumblr, Jaiku, fmylife;

(2)	Social networking: Bebo, Facebook, LinkedIn, MySpace, Orkut, Skyrock, Hi5, Ning, Elgg;

(3)	Social Network aggregation: NutshellMail, FriendFeed; and

(4)	Events: Upcoming, Eventful, Meetup.com.

b.	Unless listed in a. above, the following Health Plan social networking sites or media are prohibited. Examples of prohibited social networking sites or media include but are not limited to:

(1)	Collaboration

(a)	Wikis: Wikipedia, PBwiki, wetpaint;

(b)	Social bookmarking (or social tagging): Delicious, StumbleUpon, Google Reader, CiteULike;

(c)	Social news: Digg, Mixx, Reddit, NowPublic; and

(d)	Opinion sites: epinions, Yelp.

(2)	Multimedia

(a)	Photo sharing: Flickr, Zooomr, Photobucket, SmugMug, Picasa;

(b)	Video sharing: YouTube, Vimeo, sevenload;

(c)	Livecasting: Ustream.tv, Justin.tv, Stickam; and

AHCA Contract No. FA905, Amendment No. 5, Page 15 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

(d)	Audio and Music sharing: imeem, The Hype Machine, Last.fm, ccMixter.

(3)	Reviews and Opinions

(a)	Product Reviews: epinions.com, MouthShut.com; and

(b)	Community Q&A: Yahoo! Answers, WikiAnswers, Askville, Google Answers.

(4)	Entertainment

(a)	Media and Entertainment Platforms: Cisco Eos;

(b)	Virtual worlds: Second Life, The Sims Online, Forterra; and

(c)	Game sharing: Miniclip, Kongregate.

(5)	Other

(a)      Information aggregators:  Netvibes, Twine (website);

(b)      Platform providers:  Huzu; and

(c)      Blogs:  Blogger, LiveJournal, Open Diary, TypePad, WordPress, Vox, Expresssion Engine.

c.
In any invitation, link or information about third party social networking applications or sites presented by the Health Plan that requires a user to have a membership, the Health Plan shall clearly advise users of the following:

(1)	That participation will require the user to become a member of the third party host;

(2)	Disclaim the Health Plan’s responsibility for the third party membership; and

(3)	That the third party controls the membership, privacy, and data exchanged, and may use information for its own marketing purposes (or sell it.)

3.	User Requirements

a.
The Health Plan’s presence on such social networking sites shall include an avatar and/or a username that clearly indicates the Health Plan that is being represented and cannot use any Agency logo or State of Florida seal.  When registering for social networking applications, the Health Plan shall use its email address.  If the application requires a username, the following syntax shall be used: http://twitter.com/<Healthplan_identifier><username>

b.
The Health Plan shall personalize its interactions to include an identifying handle or representative code in order to specify which Health Plan employee has issued the communication.  The Health Plan shall keep social networking records in accordance with social networking record retention requirements specified in Attachment II, Core Contract Provisions, Section XI, Information Management Systems, Item K., Social Networking, sub-item 1.b.(4).

AHCA Contract No. FA905, Amendment No. 5, Page 16 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

c.	All Social Networking connections must be initiated by the external user and not the Health Plan.

d.
The Health Plan’s social networking interactions with the public must either be general broadcast messages of information availability or responses to inquiry that contain only referral to authoritative resources such as the Health Plan or appropriate state or federal agency websites (including emergency public health advisories).  The Health Plan shall not reference, cite, or publish information, views or ideas of any third party without the third party’s written consent and only as permitted by the Agency for the purpose of conducting business in accordance with this Contract.

e.
The Health Plan may distribute updates, messages and reminders only to registered friends/followers who have chosen to receive these types of communication whether actively or passively (through a subscription initiated by the external user).  Any subscription must be initiated by an opt-in from a user.  Any communication resulting from such a subscription shall include a link/method to opt-out of the subscription.

f.
The Health Plan shall not conduct business relating to this Contract that involves the communication of personal identifying, confidential or sensitive information on a Health Plan social network application.

g.
The Health Plan shall place photographs on pages that are hosted on the site and not linked from outside web pages.  The Health Plan shall not post information, photos, links/URLs or other items online that would reflect negatively on any individual(s), its enrollees, the Agency or the state.

h.	The Health Plan shall not place/embed video on its social networking sites.

i.	The Health Plan shall not tag photographic or video content and must remove all tags placed by others upon discovery.

j.	The Health Plan shall not allow advertising, whether targeted or general, on its social networking sites.

k.
The Health Plan shall not use affiliate/referral links or banners on its social networking sites.  This includes links to other non-Medicaid lines of business in which the Health Plan or a parent company is engaged.  The Health Plan shall ensure the following:

(1)
Any site that automatically generates such linkage, recommendation, or endorsement on side bars or pop-ups must contain a message prominently displayed in the area under the Health Plan’s control that such items, resources, and companies are NOT endorsed by the Health Plan or the Agency; and

(2)
Any external links on any websites controlled by the Health Plan must be clearly identified as external links and must pop up a warning dialog when clicked on informing the user that they are leaving the Health Plan site.

AHCA Contract No. FA905, Amendment No. 5, Page 17 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

4.	Functionalities

a.	The following functionalities are permitted:

(1)	Search – Finding information through keyword search;

(2)	Links – Guides to other related information; and

(3)	Signals – The use of syndication technology such as RSS to notify users of content changes.

b.	The following functionalities are prohibited:

(1)
Authoring – The ability to create and update content leads to the collaborative work of many rather than just a few web authors.  In wikis, users may extend, undo and redo each other’s work.  In blogs, posts and the comments of individuals build up over time;

(2)	Tags – Categorization of content by users adding one-word descriptions to facilitate searching, without dependence on pre-made categories;

(3)	Extensions – Software that makes the Web and application platform as well as a document server; and

(4)	Forums – Sites hosted by a company that allow users to create topics (threads) and post comments, questions, etc., that are available for public conversation among all members in the forum.

5.	Monitoring

 The Health Plan shall include the following social networking areas in its monitoring:

a.	Social networking matrix of users as specified in Section K.1.c. of this section;

b.	Social networking content updates and posting;

c.	Social networking records retention; and

d.	Social networking permitted and prohibited activities and functionalities.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA905, Amendment No. 5, Page 18 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

21.
Attachment II, Core Contract Provisions, Section XII, Reporting Requirements, Item A., Health Plan Reporting Requirements, Table 1-A, Revised Summary of Reporting Requirements, is hereby deleted in its entirety and replaced with Table 1-B, Revised Summary of Reporting Requirements, as follows.  All references in the Contract to Table 1-A shall hereinafter refer to Table 1-B.

TABLE 1-B

REVISED SUMMARY OF REPORTING REQUIREMENTS

Contract Section	Report Name	Plan Type	Frequency	Submit To
Section II and Exhibit 2	Benefit Maximum Report	Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC	Monthly, fifteen (15) calendar days after the end of the reporting month in which claims reach $450,000 in enrollee costs	HSD Contract Manager once $450,000 is reached, and to BMHC that initial month and monthly thereafter through the end of the Contract year
Section III and Exhibit 3	Newborn Enrollment Report	NR FFS PSN; Ref FFS PSN; CCC	Weekly, on Wednesday	Medicaid Area Office
Section III and Exhibit 3	Involuntary Disenrollment Report	Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC; HIV/AIDS	Monthly, first Thursday of month	Choice Counseling Vendor
Section IV	Medicaid Redetermination Notice Summary Report	All Plans that participate per Attachment I	Quarterly, forty-five (45) calendar days after end of reporting quarter	BMHC
Section IV	Community Outreach Health Fairs/Public Events Notification	All Plans	Monthly, no later than 20th calendar day of month before event month; amendments two (2) weeks before event	BMHC

AHCA Contract No. FA905, Amendment No. 5, Page 19 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Report Name	Plan Type	Frequency	Submit To
Section IV	Community Outreach Representative Report	All Plans	Two (2) weeks before activity Quarterly, forty-five (45) calendar days after end of reporting quarter	BMHC
Section V and Exhibit 4	Enhanced Benefits Report	Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC; HIV/AIDS	Monthly, ten (10) calendar days after end of reporting month	BMHC
Section V, Exhibit 5	Customized Benefit Notifications Report	Ref HMO; Ref Cap PSN	Monthly, fifteen (15) calendar days after end of reporting month	BMHC
Section V	CHCUP (CMS-416) & FL 60% Screening (Child Health Check Up report)	All Plans	Annually, unaudited by January 15th for prior federal fiscal year; Annually, audited report by October 1st	BMHC
Section V	Inpatient Discharge Report	NR Ref HMO; NR Cap PSN; Ref HMO; Ref Cap PSN; HIV/AIDS	Quarterly, thirty (30) calendar days after end of reporting quarter	BMHC

AHCA Contract No. FA905, Amendment No. 5, Page 20 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Report Name	Plan Type	Frequency	Submit To
Section V	Hernandez Settlement Ombudsman Log	NR HMO; NR FFS PSN*; NR Cap PSN; Ref HMO; Ref FFS PSN*; Ref Cap PSN; CCC*; HIV/AIDS * If the FFS Health Plan has authorization requirements for prescribed dru services	Quarterly, fifteen (15) calendar days after end of reporting quarter	BMHC
Section V	Hernandez Settlement Agreement Survey	NR HMO; NR FFS PSN*; NR Cap PSN; Ref HMO; Ref FFS PSN*; Ref Cap PSN; CCC*; HIV/AIDS * If the FFS Health Plan has authorization requirements for prescribed drug services	Annually, on August 1st	BMHC
Section V and Exhibit 6	Behavioral Health – Pharmacy Encounter Data Report	NR HMO; Ref HMO; Ref Cap PSN; HIV/AIDS	Quarterly, forty-five (45) calendar days after end of Reporting quarter	BMHC
Section V	Pharmacy Navigator Report	Ref HMO; Ref Cap PSN; HIV/AIDS	Annually, by December 1st	Choice Counseling Vendor

AHCA Contract No. FA905, Amendment No. 5, Page 21 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Report Name	Plan Type	Frequency	Submit To
Section VI, Exhibit 6	Behavioral Health Annual 80/20 Expenditure Report	NR HMO	Annually, by April 1st; Supplemental file due February 1st of the following year for plans that reported IBNR	BMHC
Section VI, Exhibit 6	Behavioral Health Critical Incident Report - Individual	NR HMO; Ref-HMO; Ref. FFS PSN; Ref Cap. PSN; CCC; HIV/AIDS	Immediately, no later than twenty-four (24) hours after occurrence or knowledge of incident	BMHC
Section VI, Exhibit 6	Behavioral Health Critical Incident Report - Summary	NR HMO; Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC; HIV/AIDS	Monthly, by the 15th	BMHC
Section VI, Exhibit 6	Behavioral Health - Required Staff/Providers Report	NR HMO; Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC; HIV/AIDS	Quarterly, forty-five (45) calendar days after end of reporting quarter for Health Plans operating less than one (1) year; Annually, by August 15th, for all other Health Plans	BMHC
Section VI, Exhibit 6	Behavioral Health - FARS/CFARS	NR HMO Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC; HIV/AIDS	Semi-Annually, August 15th and February 15th	BMHC
Section VI, Exhibit 6	Behavioral Health - Enrollee Satisfaction Survey Summary	NR HMO; Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC; HIV/AIDS	Annually by March 1st	BMHC behavioral health analyst

AHCA Contract No. FA905, Amendment No.  5, Page 22 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Report Name	Plan Type	Frequency	Submit To
Section VI, Exhibit 6	Behavioral Health - Stakeholders’ Satisfaction Survey Summary	NR HMO; Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC; HIV/AIDS	Annually, by March 1st	BMHC
Section VI, Exhibit 6	Behavioral Health - Encounter Data Report	NR HMO; Ref HMO; Ref Cap PSN; HIV/AIDS	Quarterly, forty-five (45) calendar days after end of reporting quarter	BMHC
Section VII	Provider Network File	All Plans	Monthly, first Thursday of month (optional weekly submissions each Thursday for remainder of month)	AHCA Choice Counseling Vendor and Medicaid fiscal agent for Reform; For non-Reform, to Medicaid fiscal agent and BMHC
Section VII	Provider Termination and New Provider Notification Report	All Plans	Summary of new and terminated providers due monthly, by the fifteenth (15th) calendar day of the month following the reporting month	BMHC
Section VII	PCP Wait Times Report	All Plans	Annually, by February 1st	BMHC
Section VIII	Cultural Competency Plan (and Annual Evaluation)	All Plans	Annually, June 1st	BMHC
Section VIII and Exhibit 5	Performance Measures	All Plans	Annually, on July 1st	BMQM
Section IX	Complaints, Grievance, and Appeals Report	All Plans	Quarterly, fifteen (15) calendar days after end of quarter	BMHC

AHCA Contract No. FA905, Amendment No. 5, Page 23 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Report Name	Plan Type	Frequency	Submit To
Section X	MPI – Quarterly Fraud & Abuse Activity Report	All Plans	Quarterly, fifteen (15) calendar days after the end of reporting quarter	MPI
Section X	MPI – Annual Fraud & Abuse Activity Report	All Plans	Annually by September 1st.	MPI
Section X	MPI - Suspected/Confirmed Fraud & Abuse Reporting	All Plans	Within fifteen (15) calendar days of detection	MPI
Section X	Claims Aging Report & Supplemental Filing Report	All Plans	Quarterly, forty-five (45) calendar days after end of reporting quarter; Capitated Plans, optional supplemental filing – one-hundred and five (105) calendar days after end of reporting quarter	BMHC
Section XIII, Exhibit 13	Medicaid Reform Supplemental HIV/AIDS Report	Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC; HIV/AIDS	Monthly, by second Thursday of month	BMHC
Section XIII, Exhibit 13	Catastrophic Component Threshold Report	Ref HMO; Ref FFS PSN; Ref Cap PSN; CCC per Attachment I	Monthly, fifteen (15) calendar days after end of reporting month	BMHC
Section XV, Exhibit 15	Insolvency Protection Multiple Signatures Agreement Form	NR HMO; NR Cap PSN; Ref HMO; Ref Cap PSN; HIV/AIDS	Annually, by April 1st; Thirty (30) calendar days after any change	BMHC

AHCA Contract No. FA905, Amendment No. 5, Page 24 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Report Name	Plan Type	Frequency	Submit To
Section XV	Audited Annual and Unaudited Quarterly Financial Reports	All Plans except CCC	Audited - Annually by April 1st for calendar year; Unaudited – Quarterly, forty-five (45) calendar days after end of reporting quarter	BMHC
NR HMO = Non-Reform health maintenance organization, includes Health Plans covering Frail/Elderly Program services as specified in Attachment I
Ref HMO = Reform health maintenance organization
Ref Cap PSN = Reform capitated provider service network
Ref FFS PSN = Reform Fee-for-Service Provider Service Network
NR Cap PSN = Non-Reform Capitated Provider Service Network
NR FFS PSN = Non-Reform Fee-for-Service Provider Service Network
CCC = Specialty plan for children with chronic conditions
HIV/AIDS = Specialty plan for recipients living with HIV/AIDS

22.
Attachment II, Core Contract Provisions, Section XII, Reporting Requirements, Item A., Health Plan Reporting Requirements, Table 2-B, Revised Summary of Submission Requirements, is hereby deleted in its entirety and replaced with Table 2-C, Revised Summary of Submission Requirements, as follows.  All references in the Contract to Table 2-B shall hereinafter refer to Table 2-C.

TABLE 2-C

REVISED SUMMARY OF SUBMISSION REQUIREMENTS

Contract Section	Submission	Plan Type	Frequency	Submit To
Attachment I, Section B., Item3.a.	Increase in enrollment levels	Capitated Health Plans; FFS PSNs; CCC	Before increases occur	BMHC and HSD
Attachment I, Section D., Item 3.b.	Changes to optional or expanded services	FFS PSNs; CCC	Annually, by June 15th	HSD
Attachment I, Section D., Item 3.c.	Changes to optional or expanded services	Capitated Health Plans	Annually, by June 15th	HSD
i.Subsequent references are to Attachment II and its Exhibits

AHCA Contract No. FA905, Amendment No. 5, Page 25 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Section II, Item D.4.	Policies, procedures, model provider agreements & amendments, subcontracts, All materials related to Contract for distribution to enrollees, providers, public	All	Before beginning use; whenever changes occur	BMHC
Section II, Item D.4.a.	Written materials	All	Forty-five (45) calendar days before effective date	BMHC
Section II, Item D.4.b	Written notice of change to enrollees	All	Thirty (30) calendar days before effective date	Enrollees affected
Section II, Item D.6.	Enrollee materials, PDL, provider & enrollee handbooks	All	Available on Health Plan’s website without log-in	Plan website
Section III, Item B.3.c.(1)	Enrollee pregnancy	All	Upon confirmation	DCF & MPI
Section III, Item B.3.c.(3)	Unborn activation notice	All	Presentation for delivery	DCF & MPI
Section III, Item B.3.d.	Birth information if no unborn activation	All	Upon delivery	DCF
Section III, Item C.4.b.	Involuntary disenrollment request	All	Forty-five (45) calendar days before effective date	BMHC
Section III, Item C.4.e.	Notice that Health Plan is requesting disenrollment in next Contract month	All	Before effective date	Enrollees affected

AHCA Contract No. FA905, Amendment No. 5, Page 26 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Section IV, Item A.1.e.	Notice of reinstatement	All	By 1st calendar day of month after learning of reinstatement or within five (5) calendar days from receipt of enrollment file, whichever is later	Enrollee affected
Section IV, Item A.2.a. and Item A. 6.a.(17); Section VIII, Item A.4.	How to get Health Plan information in alternative formats	All	Include in cultural competency plan and enrollee handbook, and upon request	Enrollees & potential enrollees
Section IV, Item A.2.c.	Right to get information about Health Plan	All	Annually	Enrollees
Section IV, Item A.7.c.	Provider directory online file	All	Update monthly & submit attestation	BMHC
Section IV, Item A.9.a.	Enrollee assessments	All	Within thirty (30) calendar days of enrollment notify about pregnancy screening	Enrollees
Section IV, Item A.9.c.	Enrollees more than 2 months behind in periodicity screening	All	Contact twice, if needed	Enrollees who meet criteria
Section IV, Item A.11.f.	Toll-free help line performance standards	All	Get approval before beginning operation	BMHC
Section IV, Item A.12. and Item A.,6.a.(17); Section VIII, Item A.4.	How to access translation services	All	Include in cultural competence plan and enrollee handbook	Enrollees
Section IV, Item A.14.a.	Incentive program	All	Get approval before offering	BMHC
Section IV, Item A.14.g.	Pre-natal care programs	All	Before implementation	BMHC

AHCA Contract No. FA905, Amendment No. 5, Page 27 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Section IV, Item A.17.c.	Notice of change in participation in redetermination notices	All	Annually, by June 1st, if change in plan participation	BMHC
Section IV, Item A.17.c.(1)	Redetermination policies & procedures	All	When Health Plan agrees to participate	BMHC
Section IV, Item A.17.c.(1)(a)	Notice in writing to discontinue Medicaid redetermination date data use	All	Thirty (30) calendar days before stopping	BMHC
Section IV, Item B.3.c.	Member services phone script responding to community outreach calls and outreach materials	All	Before use	BMHC
Section IV, Item B.4.c.	In case of force majeure, notice of participation in health fair or other public event	All	By day of event	BMHC
Section IV, Item B.6.f.	Report of staff or community outreach rep. violations	All	Within fifteen (15) calendar days of knowledge	BMHC
Section V, Item C.1.	Written details of expanded services	All	Before implementation	HSD
Section V, Item F.	Decision to not offer a service on moral/religious grounds	All	One-hundred and twenty (120) calendar days before implementation Thirty (30) calendar days before implementation	BMHC Enrollees

AHCA Contract No. FA905, Amendment No. 5, Page 28 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Section V, Item H.10.b.2.	UNOS form & disenrollment request for specified transplants	All	When enrollee listed	BMHC
Section V, Item H.14.e.	Attestation that the Health Plan has advised providers to enroll in VFC program	All	Annually, by October 1st	BMHC
Section V, Item H.16.a.(4)	PDL update	All	Annually, by October 1st. Thirty (30) calendar days written notice of change.	BMHC and Bureau of Medicaid Pharmacy Services
Section VII, Item A.2.	Capacity to provide covered services	All	Before taking enrollment	BMHC
Section VII, Item C.1.	Request for initial or expansion review	All	When requesting initial enrollment or expansion into a county.	BMHC and HSD
Section VII, Item C.2.	Compliance with access requirements following significant changes in service area or new populations	All	Before expansion	BMHC and HSD
Section VII, Item C.3.	Significant network changes	All	Within seven (7) business days	BMHC
Section VII, Item C.5.	When PCP leaves network	All	Within fifteen (15) calendar days of knowledge. A copy of the enrollee notice for terminated providers is due no more than fifteen (15) calendar days after receipt of the PCP termination notice.	BMHC & affected enrollees

AHCA Contract No. FA905, Amendment No. 5, Page 29 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Section VII, Item D.2.jj.	Waiver of provider agreement indemnifying clause	All	Approval before use	BMHC
Section VII, Item E.3.	Notice of terminated providers due to imminent danger/impairment	All	Immediate	BMHC and Provider
Section VII, Item E.4.	Termination or suspension of providers; for “for cause” terminations, include reasons for termination	All	Sixty (60) calendar days before termination effective date	BMHC, affected enrollees, & provider
Section VII, Item H.8.	Notice of individuals with conditions giving rise to permissive or mandatory exclusions	All	Within ten (10) business days of learning of the health care-related criminal conviction; or Denial of credentialing for program integrity related reasons, or other required disclosure.	DHHS OIG With a copy to MPI
Section VIII, Item A.1.b.	Written Quality Improvement Plan	All	Within thirty (30) calendar days of initial Contract execution; Thereafter, Annually by April 1st.	BMHC
Section VIII, Item A.3.a.(7)(a)	Proposal for each planned PIP	All	Ninety (90) calendar days after Contract execution.	BMHC
Section VIII, Item A.3.a.(7)(b)	Annual PIP proposal for each planned PIP	All	Thereafter, Annually by August 1	BMHC

AHCA Contract No. FA905, Amendment No. 5, Page 30 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Section VIII, Item A.3.c.(1)	Performance measure data and auditor certification	All	Annually by July 1st	BMQM
Section VIII, Item A.3.c.(4)	Performance measure action plan	All	Within thirty (30) calendar days of determination of unacceptable performance	BMQM
Section VIII, Item A.3.e.(7)	Written strategies for medical record review	All	Before use	BMHC
Section VIII, Item B.1.a.(4)(a)	Service authorization protocols & any changes	All	Before use	BMHC
Section VIII, Item B.4.	Changes to UM component	All	Thirty (30) calendar days before effective date	BMHC
Section IX, Item A.8.	Complaint log	All	Upon request	BMHC
Section X, Item B.2.	Changes in staffing	All	Five (5) business days of any change	BMHC & HSD
Section X, Item B.2.b.	Full-Time Administrator	All	Before designating duties of any other position	BMHC
Section X, Item D.3.a.	Reform and non-Reform historical encounter data for all typical and atypical services	All	According to Agency-approved schedules and no later than 10/31/09	MEDS team & Agency Fiscal Agent
Section X, Item D.3.b.	Encounter data for all typical and atypical services	All	Within sixty (60) calendar days following end of month in which Health Plan paid claims for services, and as specified in MEDS Companion Guide	MEDS Team & Agency Fiscal Agent
Section X, Item E.3.b.	Subcontract for investigation of Fraud and Abuse	All	At least sixty (60) calendar days before anticipated subcontract execution date	MPI

AHCA Contract No. FA905, Amendment No. 5, Page 31 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Section X, Item E.3.c.	Executed Subcontract for investigation of Fraud and Abuse	All	Within thirty (30) calendar days after subcontract execution	MPI
Section X, Item E.3.d.	Corporate Integrity Agreements and/or Corporate Compliance Agreements	All	Within thirty (30) calendar days after execution	MPI
Section X, Item E.3.e.	Corrective Action Plans required by the Florida Department of Financial Services (DFS) and/or Federal governmental entities	All	Within thirty (30) calendar days after execution	MPI
Section X, Item E.5.	Compliance plan, anti-fraud plan, and related fraud and abuse policies & procedures	All	Within forty-five (45) calendar days after Agency contract execution; Upon initial implementation or revision; or As requested by MPI	MPI
Section X, Item E.5.b.	Anti-fraud plan annual submission	All	Annually on July 1st, upon revision, or as requested by MPI.	MPI

AHCA Contract No. FA905, Amendment No. 5, Page 32 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Section X, Item E.11.	Notice of individuals with conditions giving rise to permissive or mandatory exclusions	All	Within ten (10) business days of learning of the health care-related criminal conviction; or Denial of credentialing for program integrity related reasons, or other required disclosure.	DHHS OIG With a copy to MPI
Section XI, Item D.4.a.	Any problem that threatens system performance	All	Within one (1) hour	Applicable Agency staff
Section XI, Item D.8.a.	Business Continuity-Disaster Recovery Plan	All	Before beginning operation. Ten (10) business days before change. Certification if plan is unchanged by April 30th, annually thereafter.	BMHC
Section XI, Item E.1.	System changes	All	Ninety (90) calendar days before change	HSD

AHCA Contract No. FA905, Amendment No. 5, Page 33 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Section XI, Item K.1.b.	Social Networking policies, procedures and monitoring plan	All
Sixty (60) calendar days before beginning any new social networking application;

Sixty (60) calendar days before change in policy, procedure or monitoring plan;

Attestation if policies, procedures and monitoring plan are unchanged by September 1 of each Contract year.
BMHC
Section XI, Item K.1.b.	Social networking content and intended use	All
Sixty (60) calendar days before launch of any new social networking application or policy, procedure or monitoring plan;

Sixty (60) calendar days before effective date of change in usage and/or content.
BMHC
Section XIV, Item A.1.(a)	Corrective action plan	All	Within ten (10) business days of notice of violation or non-compliance with Contract	Agency Bureau sending violation notice
Section XIV, Item A.1.(b)	Performance measure action plan	All	Within thirty (30) calendar days of notice of failure to meet a performance standard	BMQM
Section XV, Item C.	Proof of working capital	All	Before enrollment	BMHC
Section XV, Item G.2.	Physician incentive plan	All	Written description before use	BMHC
Section XV, Item H.	Third party coverage identified	All	As soon as known	Medicaid Third Party Liability Vendor

AHCA Contract No. FA905, Amendment No. 5, Page 34 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Section XV, Item I.	Proof of fidelity bond coverage	All	Within sixty (60) calendar days of Contract execution & before delivering health care	HSD Contract manager
Section XVI, Item C.1.	Request for assignment or transfer of contract in approved merger/acquisition	All	Ninety (90) days before effective date	HSD
Section XVI, Item M.	Use of “Medicaid” or “AHCA”	All	Before use	BMHC
Section XVI, Item O.	All subcontracts for Agency approval	All	Before effective date	BMHC
Section XVI, Item O.1.f.	Subcontract monitoring schedule	All	Annually, by December 1st	BMHC
Section XVI, Item V.1.	Ownership & management disclosure forms	All	With initial application; and then annually by September 1st	HSD – for initial application; BMHC & HSD for annual
Section XVI, Item V.1.	Changes in ownership & control	All	Within five (5) calendar days of knowledge & sixty (60) days before effective date	BMHC & HSD
Section XVI, Item V.4.a.	Fingerprints for principals	All	Before Contract execution.	HSD
Section XVI, Item V.4.c.	Fingerprints of newly hired principals	All except CCC	Within thirty (30) calendar days of hire date	HSD
Section XVI, Item V.5.	Information about offenses listed in 435.04	All	Within five (5) business days of knowledge	HSD
Section XVI, Item V.6.	Corrective action plan related to principals committing offenses under 435.04	All	As prescribed by the Agency	HSD

AHCA Contract No. FA905, Amendment No. 5, Page 35 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Section XVI, Item Y.	General insurance policy declaration pages	All except CCC	Annually upon renewal	BMHC
Section XVI, Item Z.	Workers’ compensation insurance declaration page	All except CCC	Annually upon renewal	BMHC
Section XVI, Item BB.	Emergency Management Plan	All	Before beginning operation and by May 31st annually thereafter	BMHC
Exhibit 2, Section II, Item D.4.c.	Policies & procedures for screening for clinical eligibility & any changes to them	CCC	Before implementation	BMHC
Exhibit 3, Section III, Item C.5.	Disenrollment notice	CCC	Get template approved before use At least two (2) months before anticipated effective date of involuntary disenrollment	BMHC Enrollee
Exhibit 5, Section V, Item A.6.	Letters about exhaustion of benefits under customized benefit package	Reform capitated Health Plans	Before use	BMHC
Exhibit 5, Section V, Item H.20.g.	Transportation subcontract	NR HMO offering transportation; Reform Health Plans	Before execution	BMHC
Exhibit 5, Section V, Item H.20.h.	Transportation policies & procedures	NR HMO offering transportation; Reform Health Plans	Before use	BMHC

AHCA Contract No. FA905, Amendment No. 5, Page 36 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Exhibit 5, Section V, Item H.20.i.	Transportation adverse incidents	NR HMO offering transportation; Reform Health Plans	Within two (2) business days of the occurrence	BMHC
Exhibit 5, Section V, Item H.20.i.	Transportation suspected fraud	NR HMO offering transportation; Reform Health Plans	Immediately upon identification	MPI
Exhibit 5, Section V, Item H.20.p.	Transportation performance measures	NR HMO offering transportation; Reform Health Plans	Annually report by July 1st	BMQM
Exhibit 5, Section V, Item H.20.q. & r.	Attestation that Health Plan complies with transportation policies & procedures & drivers pass background checks & meet qualifications	NR HMO offering transportation; Reform Health Plans	Annually by January 1st	BMHC
Exhibit 6, Item A.3.	Review & approval of behavioral health services staff & subcontractors for licensure compliance	Reform Health Plans & NR HMOs	Before providing services	BMHC
Exhibit 6, Item B.9.	Model agreement with community mental health centers	Reform Health Plans & NR HMOs	Before agreement is executed	BMHC
Exhibit 6, Item C.3.e.	Denied appeals from providers for emergency services claims	Plans covering behavioral health	Within ten (10) calendar days after Health Plan’s final denial	BMHC

AHCA Contract No. FA905, Amendment No. 5, Page 37 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Exhibit 6, Item C.5.a.(3)	Medical necessity criteria for community mental health services	Plans covering behavioral health	Before use and before changes implemented	BMHC
Exhibit 6, Item L.2.	MBHO staff psychiatrist and model contracts for each specialty type	Plans covering behavioral health	Before execution	BMHC
Exhibit 6, Item M.	Optional services	Plans covering behavioral health	Before offering	BMHC
Exhibit 6, Item R.3.a.	Schedule for administrative and program monitoring and clinical record review	Plans covering behavioral health	Annually by July 1st	BMHC
Exhibit 8, Section VIII, Item B.5.	Substitute disease management initiatives	CCC	Within sixty (60) calendar days of Contract execution	BMHC
Exhibit 8, Section VIII, Item A.3.f.	Provider satisfaction survey plan & questions	All Reform Health Plans	By end of 8th month of Contract for approval	BMHC
Exhibit 8, Section VIII, Item A.3.f.	Provider satisfaction survey results	All Reform Health Plans	Four (4) months after the beginning of the 2nd year of Contract	BMHC
Exhibit 8, Section VIII, Item B.5.b.	Policies and procedures and program descriptions for each disease management program	All Reform Health Plans	Annually, by April 1st	BMHC
Exhibit 8, Section VIII, Item B.1.e. (5)	Caseload maximums for case managers	HIV/AIDS specialty plan	Before providing services	BMHC
Exhibit 10, Section X, Item C.5.a.	Discrepancies in ERV	FFS Health Plans; CCC	Within ten (10) business days of discovery	HSD analyst

AHCA Contract No. FA905, Amendment No. 5, Page 38 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

Contract Section	Submission	Plan Type	Frequency	Submit To
Exhibit 15, Section XV, Item A.1.a.	Conversion application to capitated Health Plan	FFS PSNs; CCC	By September 1, 2012	HSD
Exhibit 15, Section XV, Item I.	Proof of coverage for any non-government subcontractor	CCC	Within sixty (60) calendar days of execution and before delivery of care	BMHC
Exhibit 16, Section XVI, Item V.4.c.	Fingerprints of newly hired principals	CCC	Within thirty (30) calendar days of hire date	Letter to HSD contract manager with list of hires and FDLE screening results
NR HMO = Non-Reform health maintenance organization, includes Health Plans covering Frail/Elderly Program services as specified in Attachment I
Ref HMO = Reform health maintenance organization
Ref Cap PSN = Reform capitated provider service network
Ref FFS PSN = Reform Fee-for-Service Provider Service Network
NR Cap PSN = Non-Reform Capitated Provider Service Network
NR FFS PSN = Non-Reform Fee-for-Service Provider Service Network
CCC = Specialty plan for children with chronic conditions
HIV/AIDS = Specialty plan for recipients living with HIV/AIDS

23.	Attachment II, Core Contract Provisions, Section XIV, Sanctions, Item A., General Provisions, sub-item 1.(b) is hereby amended to now read as follows:

(b)
If the Agency determines that the Health Plan has not met its performance standards, the Health Plan shall submit to the Bureau of Medicaid Quality Management (BMQM) a performance measure action plan (PMAP) within thirty (30) calendar days of receiving notice from the Agency.

24.	Attachment II, Core Contract Provisions, Section XIV, Sanctions, Item E., Civil Monetary Penalties, is hereby amended to include sub-item 5. as follows:

5.
Notwithstanding the provisions of this Section, the Health Plan is subject to the fines set forth in s. 409.91212, F. S.  See Attachment II, Section X, Administration and Management, Item E., Fraud and Abuse Prevention, of this Contract.

25.           Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item C., Assignment, is hereby amended to include sub-item 5. as follows:

5.
The entity requesting the assignment or transfer and the acquiring/merging entity must work with the Agency to develop and implement an Agency-approved transition plan, to include a timeline and appropriate notices to all enrollees and all providers as required by the Agency and to ensure a seamless transition for enrollees, particularly those requiring care coordination/case management.

AHCA Contract No. FA905, Amendment No. 5, Page 39 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

26.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item O., Subcontracts, sub-item 1.c. is hereby amended to now read as follows:

c.
The Agency encourages use of minority business enterprise subcontractors.  See Attachment II, Section VII, Provider Network, Item D., Provider Contract Requirements, for provisions and requirements specific to provider contracts.  See Attachment II, Section XVI, Terms and Conditions, Item W., Minority Recruitment and Retention Plan, for other minority recruitment and retention plan requirements.

27.
Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item V., Ownership and Management Disclosure, sub-items 4., 5. and 6. are hereby deleted in their entirety and replaced as follows:

4.
By September 1st of each Contract Year, the Health Plan shall conduct an annual background check with the Florida Department of Law Enforcement on all persons with five percent (5%) or more ownership interest in the Health Plan, or who have executive management responsibility for the Health Plan, or have the ability to exercise effective control of the Health Plan (see ss. 409.912 and 435.04, F.S.).

a.
The Health Plan shall submit, prior to execution of this Contract, complete sets of fingerprints of principals of the Health Plan to HSD for the purpose of conducting a criminal history record check (see s. 409.907, F.S.).

b.	Principals of the Health Plan shall be as defined in s. 409.907, F.S.

c.
The Health Plan shall submit to the Agency Contract Manager complete sets of fingerprints of newly hired principals (officers, directors, agents, and managing employees) within thirty (30) calendar days of the hire date.

5.
The Health Plan shall submit to the Agency, within five (5) business days, any information on any officer, director, agent, managing employee, or owner of stock or beneficial interest in excess of five percent (5%) of the Health Plan who has been found guilty of, regardless of adjudication, or who entered a plea of nolo contendere or guilty to, any of the offenses listed in s. 435.04, F.S.  The Health Plan shall submit information to HSD for such persons who have a record of illegal conduct according to the background check.  The Health Plan shall keep a record of all background checks to be available for Agency review upon request.

6.
The Agency shall not contract with a Health Plan that has an officer, director, agent, managing employee, or owner of stock or beneficial interest in excess of five percent (5%) of the Health Plan, who has committed any of the above listed offenses (see ss. 409.912 and 435.04, F.S.).  In order to avoid termination, the Health Plan shall submit a corrective action plan, acceptable to the Agency, which ensures that such person is divested of all interest and/or control and has no role in the operation and/or management of the Health Plan.

28.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, Item W., Minority Recruitment and Retention Plan, the header row is hereby amended to now read as follows:

W.            Minority Recruitment and Retention Plan
AHCA Contract No. FA905, Amendment No. 5, Page 40 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

29.	Attachment II, Core Contract Provisions, Section XVI, Terms and Conditions, is hereby amended to include Items DD. through FF. as follows:

DD.  Authority to Act

Any person executing this Contract or any documents, instruments or assurances, created, presented or reasonably necessary or appropriate to carry out the full intent and purpose of this Contract, in a representative capacity, hereby warrants to the Agency that it has implied, express or delegated authority to enter into, execute, attest or certify this Contract or aforementioned documents on behalf of such party which it represents.  The Health Plan shall not raise the fact that a person executing a document, instrument or assurance as set forth herein lacks authority to bind the Health Plan for which it is representing as a defense to the enforcement of this Contract or other document executed in connection with this Contract.

EE.  Proof of Execution by Electronic Copy or Facsimile.

For purposes of executing this Contract or any documents, instruments and assurances created, presented or reasonably necessary or appropriate to carry out the full intent and purpose of this Contract, a document signed or electronically signed and transmitted by facsimile, e-mail or other form of electronic transmission is to be treated as an original document.  The signature or electronic signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document.  At the request of the Agency, any document transmitted by facsimile, telecopy, e-mail or other form of electronic transmission is to be executed in original form by the Health Plan.  The Health Plan shall not raise the fact that any signature was transmitted through the use of a facsimile, e-mail or other form of electronic transmission as a defense to the enforcement of this Contract or other document executed in connection with this Contract.

FF.  Remedies Cumulative

Except as otherwise expressly provided herein, all rights, powers and privileges conferred hereunder upon the Health Plan are cumulative and not restrictive of those given by law.  No remedy herein conferred is exclusive of any other available remedy; but each and every such remedy is cumulative and is in addition to every other remedy given by Contract or now or hereafter existing at law, in equity or by statute.

30.
Attachment II, Core Contract Provisions, Exhibit 5, Covered Services, Item 2., Non-Reform Health Plans covering dental as an optional service and Reform Health Plans, Section V, Covered Services, Item H., Coverage Provisions, sub-item 3., Dental Services, is hereby deleted in its entirety and replaced with the following:

Dental services are defined in the Medicaid Dental Services Coverage and Limitations Handbook.

a.
For enrollees under age 21, the Health Plan shall cover diagnostic services, preventive treatment, CHCUP dental screening (including a direct referral to a dentist for enrollees beginning at three (3) years of age or earlier as indicated); restorative treatment, endodontic treatment, periodontal treatment, surgical procedures and/or extractions, orthodontic treatment, complete and partial dentures, complete and partial denture relines and repairs, and adjunctive and emergency services.  Fluoride varnish application in a physician’s office under CHCUP is limited to children up to three and one half (3 ½) years (42 months) of age.  The Health Plan shall ensure the following for active orthodontia:

AHCA Contract No. FA905, Amendment No. 5, Page 41 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

(1)	The Health Plan shall ensure continuity of care for active orthodontia until completion of care, regardless of provider network affiliation;

(2)	The Health Plan shall ensure reimbursement to providers for active orthodontia until completion of care, regardless of provider network affiliation;

(3)	The Health Plan shall ensure maintenance of written case management continuity of care protocol(s) that include the following minimum functions:

(a)	Appropriate referral of and scheduling assistance for enrollees needing specialty dental care.

(b)	Documentation of referral services in enrollees' dental records, including results.

(c)
Monitoring enrollees with on-going dental conditions and coordination of services for high users such that the following functions are addressed as appropriate: acting as a liaison between the member and providers, ensuring the member is receiving routine dental care, ensuring that the member has adequate support at home, and assisting enrollees who are unable to access necessary care due to their medical or emotional conditions or who do not have adequate community resources to comply with their care.

(4)	Documentation in dental records of member emergency encounters with appropriate indicated follow-up.

b.
Adult services include adult full and partial denture services and medically necessary emergency dental procedures to alleviate pain or infection.  Emergency dental care shall be limited to emergency oral examinations, necessary x-rays, extractions, and incision and drainage of abscess.

31.
Attachment II, Core Contract Provisions, Exhibit 6, HMOs & Reform Health Plans, Behavioral Health Care, Item 1., Reform Health Plans and Non-Reform HMOs, sub-item A., General Provisions, sub-item 5., is hereby amended to now read as follows:

5.
The Health Plan shall provide the following services as described in the Mental Health Targeted Case Management Coverage & Limitations Handbook and the Community Behavioral Health Services Coverage & Limitations Handbook (the Handbooks).  The Health Plan shall not alter the amount, duration and scope of such services from that specified in the Handbooks. The Health Plan shall not establish service limitations that are lower than, or inconsistent with, the Handbooks.

a.
Inpatient hospital services for psychiatric conditions (ICD-9-CM codes 290 through 290.43, 290.8, 290.9, 293.0 through 298.9, 300 through 301.9, 302.7, 306.51 through 312.4 and 312.81 through 314.9, 315.3, 315.31, 315.5, 315.8, and 315.9);

b.
Outpatient hospital services for psychiatric conditions (ICD-9-CM codes 290 through 290.43, 290.8, 290.9, 293 through 298.9, 300 through 301.9, 302.7, 306.51 through 312.4 and 312.81 through 314.9, 315.3, 315.31, 315.5, 315.8, and 315.9);

AHCA Contract No. FA905, Amendment No. 5, Page 42 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

c.
Psychiatric physician services (for psychiatric specialty codes 42, 43, 44 and ICD-9-CM codes 290 through 290.43, 290.8, 290.9, 293.0 through 298.9, 300 through 301.9, 302.7, 306.51 through 312.4 and 312.81 through 314.9, 315.3, 315.31, 315.5, 315.8, and 315.9);

d.
Community mental health services (ICD-9-CM codes 290 through 290.43, 290.8, 290.9, 293.0 through 298.9, 300 through 301.9, 302.7, 306.51 through 312.4 and 312.81 through 314.9, 315.3, 315.31, 315.5, 315.8, and 315.9); and for these procedure codes  H0031; H0031HO; H0031HN; H0031TS; H0032; H0032TS; H0046; H2000; H2000HO; H2000HP; H2010HO; H2010HE;H2010HQ; H2012;H2017; H2019; H2019HM; H2019HN; H2019HO; H2019HQ; H2019HR; T1015; T1015HE; or T1023HE;

e.
Community substance abuse services when the appropriate ICD-9 CM diagnosis code (290 through 290.43, 293 through 298.9, 302.7, 306.51 through 312.4 and 312.81 through 314.9, 315.3, 315.31, 315.5, 315.8, and 315.9) has been documented:  H0001, H0001HN; H0001HO, H0001TS, H0047, H2010HF, H2012HF, T1007, T1007TS, T1015HF or T1023HF;

f.	Mental Health Targeted Case Management (Children: T1017HA; Adults: T1017); and

g.	Mental Health Intensive Targeted Case Management (Adults: T1017HK).

32.
Attachment II, Core Contract Provisions, Exhibit 6, HMOs & Reform Health Plans, Behavioral Health Care, Item 1., Reform Health Plans and Non-Reform HMOs, sub-item C., Service Requirements, sub-item 3., Emergency Services – Behavioral Health Services is hereby deleted in its entirety and replaced with the following:

3.      Emergency Services – Behavioral Health Services

  The Health Plans shall provide emergency behavioral health services pursuant, but not limited, to s. 394.463, F.S.; s. 641.513, F.S.; and Title 42 CFR Chapter IV.

a.	Crisis Intervention Mental Health Services and Post-Stabilization Care Services

(1)
Crisis intervention services include intervention activities of less than twenty-four (24) hour duration (within a twenty-four (24) hour period) designed to stabilize an enrollee in a psychiatric emergency.

(2)
Post-stabilization care services include any of the mandatory services that a treating physician views as medically necessary, that are provided after an enrollee is stabilized from an emergency mental health condition in order to maintain the stabilized condition, or under the circumstances described in 42 CFR 438.114(e) to improve or resolve the enrollee’s condition.

b.
Emergency service providers shall make a reasonable attempt to notify the Health Plan within twenty-four (24) hours of the enrollee’s presenting for emergency behavioral health services.  In cases in which the enrollee has no identification, or is unable to orally identify himself/herself when presenting for behavioral health services, the provider shall notify the Health Plan within twenty-four (24) hours of learning the enrollee’s identity.

AHCA Contract No. FA905, Amendment No. 5, Page 43 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

c.
The emergency service provider shall notify the Health Plan as soon as possible prior to discharge of the enrollee from the emergency care area or notify the Health Plan within twenty-four (24) hours or on the next business day after the enrollee’s inpatient admission.

d.
The Health Plan shall process all out-of-plan emergency behavioral health service claims within the time frames specified for emergency claims payment in Attachment II, Section V, Covered Services, Item H., Coverage Provisions, sub-item 7., Emergency Services.

e.
The Health Plan shall submit to BMHC within ten (10) calendar days after the Health Plan’s final appeal determination for review and final determination all denied appeals from behavioral health care providers and out-of-plan, non-participating behavioral health care providers for denied emergency behavioral health service claims.

f.	The Health Plan shall not deny emergency services for enrollees presenting at receiving facilities for involuntary examination under the Baker Act.

(1)	The receiving facility will make every effort to notify the Health Plan within twenty-four (24) hours of receiving the enrollee.

(2)	The Health Plan shall begin coordinating the enrollee’s care upon notification by the receiving facility.

(3)
A stabilized condition is determined when the physician treating the enrollee decides when the enrollee may be considered stabilized for transfer or discharge, and that decision is binding on the Health Plan (42 CFR 438.114(d)(3).

g.	Fee-for-service Health Plans shall follow provisions of subparagraph f. above for receiving facilities that are not CSUs.

33.
Attachment II, Core Contract Provisions, Exhibit 6, HMOs and Reform Health Plans, Behavioral Health Care, Item 1., Reform Health Plans and Non-Reform HMOs, sub-item D., Transition Plan, sub-item 2., the second sentence is hereby amended to now read as follows:

For enrollees who have received behavioral health services for at least six (6) months from a behavioral health care provider, whether the provider is in the Health Plan’s network or not, the Health Plan shall continue to authorize all valid claims until the Health Plan has:

Unless otherwise stated, this amendment is effective upon execution.

All provisions not in conflict with this amendment are still in effect and are to be performed at the level specified in the Contract.

This amendment, and all its attachments, are hereby made part of the Contract.

This amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

AHCA Contract No. FA905, Amendment No. 5, Page 44 of 45

Healthease of Florida, Inc.	Medicaid HMO Non-Reform Contract

IN WITNESS WHEREOF, the Parties hereto have caused this forty-five (45) page amendment (including all attachments) to be executed by their officials thereunto duly authorized.

HEALTHEASE OF FLORIDA, INC.	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION

BY:	/s/ Christina Cooper	BY:	/s/ Elizabeth Dudek
NAME:	Christina Cooper	NAME:	Elizabeth Dudek
TITLE:	President FL & HI Division	TITLE:	Secretary
DATE:	3/27/11	DATE:	3/31/11

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA905, Amendment No. 5, Page 45 of 45